UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A
                                (AMENDMENT NO. 1)

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): NOVEMBER 2, 2006


                          L-1 IDENTITY SOLUTIONS, INC.
             (Exact name of registrant as specified in its charter)


          DELAWARE                       000-21559              04-3320515
(State or other jurisdiction of        (Commission           (I.R.S. employer
         incorporation)                file number)          identification no.)



                  177 BROAD STREET, STAMFORD, CONNECTICUT 06901
               (Address of principal executive offices) (Zip code)

       Registrant's telephone number, including area code: (203) 504-1100


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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                                EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A is being filed to revise the average shares outstanding as reported in the press release included in the Current Report on Form 8-K of L-1 Identity Solutions, Inc. (the "Company") filed on November 2, 2006. This Form 8-K/A speaks as of the date of the original Form 8-K, November 2, 2006, and does not reflect events occurring after the filing of such Form 8-K or update, modify or amend the disclosures set forth in the Form 8-K except as specifically set forth herein. All other information contained in the Form 8-K, including any exhibit filed therewith, remains unchanged and is not restated herein or refiled herewith.

ITEM 2.02         RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On November 2, 2006, the Company issued a press release reporting financial results for its third fiscal quarter ended September 30, 2006. In performing its review and analysis of the Company's Form 10-Q for the fiscal quarter ended September 30, 2006 prior to its filing with Securities and Exchange Commission, the Company revised the calculation of the weighted average shares outstanding for the three and nine months ended September 30, 2006. Consequently the weighted average shares outstanding initially included in the press release for the three and nine months ended September 30. 2006, of 49,081,523 and 35,795,339, respectively, has been revised to 44,448,686 and 34,234,090, respectively. The impact of the decrease in the weighted average shares outstanding is to increase the net loss per share for the three months ended September 30, 2006 from $0.60 to $0.66 and the net loss per share for the nine months ended September 30, 2006 from $0.92 to $0.97.

         The information in this Current Report shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein shall not be incorporated by reference into any registration statement or other document filed with the Securities and Exchange Commission by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

ITEM 7.01.        REGULATION FD DISCLOSURE

         The information set forth under Item 2.02 of this Current Report on Form 8-K is hereby incorporated in Item 7.01 by reference.







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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 6, 2006
                                            L-1 IDENTITY SOLUTIONS, INC.


                                            By:   /s/  James DePalma
                                                  ------------------------------
                                                  James DePalma
                                                  Executive Vice President,
                                                  Chief Financial Officer and
                                                  Treasurer











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